UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): April 25, 2007


                Lucent Savings Plan and Lucent Technologies Inc.
                      Long Term Savings and Security Plan
             (Exact Name of Registrant as Specified in its Charter)

        Delaware                01-11130                22-3408857
    (State or other           (Commission            (I.R.S. Employer
    Jurisdiction of           File Number)           Identification No.)
     Incorporation)

        600 Mountain Avenue, Murray Hill, New Jersey         07974
         (Address of Principal Executive Offices)          (Zip Code)

       Registrant's telephone number, including area code: (908) 582-8500

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         (Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 4.01.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

On April 25, 2007, PricewaterhouseCoopers LLP ("PwC") notified the Board of Directors of Lucent Technologies Inc. ("LTI") that, effective April 25, 2007, PwC resigned as independent auditor for the Lucent Savings Plan and the Lucent Technologies Inc. Long Term Savings and Security Plan (the "Plans"). As part of the business combination between Alcatel, a French corporation, and LTI on November 30, 2006, LTI became a wholly-owned subsidiary of Alcatel-Lucent. Alcatel-Lucent's joint auditors are Deloitte & Associes and Ernst & Young et Autres.

The reports of PwC on each of the Plan's financial statements for the two most recent fiscal years ended December 31, 2005 and 2006 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

During the two most recent fiscal years ended December 31, 2005 and 2006 and through April 25, 2007, there were no disagreements with PwC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PwC, would have caused PwC to make reference to the subject matter of the disagreements in connection with its reports on the Plans' financial statements for such years. During the two most recent fiscal years ended December 31, 2005 and 2006 and through April 25, 2007, there have been no "reportable events," as such term is defined in Item 304(a)(1)(v) of Regulation S-K.

The Plans provided PwC with a copy of this disclosure and requested that PwC furnish the Plans with a letter addressed to the Securities and Exchange Commission stating whether PwC agrees with the above statements. A copy of PwC's letter dated April 25, 2007, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

ITEM 9.01.        FINANCIAL STATEMENTS AND EXHIBITS.

     (d) Exhibits. The following documents are included as exhibits to this report:

         16.1 Letter of PwC to the Securities and Exchange Commission dated April 25, 2007.

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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        LUCENT SAVINGS PLAN AND LUCENT
                                        TECHNOLOGIES INC.
                                        LONG TERM SAVINGS AND SECURITY PLAN
                                        (Registrants)

Date: April 25, 2007                    By: /s/ Anna L. Andersen
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                                            Anna L. Andersen
                                            Plan Administrator


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                                  EXHIBIT INDEX
16.1 Letter of PricewaterhouseCoopers LLP to the Securities and Exchange Commission dated April 25, 2007